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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-38297


                     SUPPLEMENT DATED OCTOBER 29, 2003 TO
                   THE STATEMENT OF ADDITIONAL INFORMATION OF
                      MORGAN STANLEY GLOBAL ADVANTAGE FUND
                              DATED AUGUST 11, 2003

         The following paragraph is hereby added to the "II.B. Investment Strategies and Risks." section of the Fund's Statement of Additional information:

OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.





       PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



                                                                        36021SPT